UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2011

Columbia Sportswear Company

(Exact name of registrant as specified in its charter)

Oregon	0-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices)

(Zip Code)

(503) 985-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	The Columbia Sportswear Company’s Annual Meeting of Shareholders was held on May 27, 2011 (the “Meeting”).

(b)	Four matters, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, were submitted to a vote of security holders at the Meeting:

1.	To elect directors for the next year;

2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011;

3.	To approve, by non-binding vote, executive compensation; and

4.	To recommend, by non-binding vote, the frequency of executive compensation votes.

At the Meeting, 33,409,523 shares of common stock were represented in person or proxy, which constituted 98.55 percent of the 33,899,946 shares of the Company outstanding and entitled to vote at the Meeting as of March 23, 2011, the record date of the Meeting, and a quorum. Each share was entitled to one vote at the Meeting.

1.	Election of Directors. All of the following directors were elected at the Meeting by the votes cast as follows:

	Votes For	Votes Against or Withheld	Abstentions	Broker Non- Votes
Gertrude Boyle	32,329,896	44,975	0	1,034,652

Timothy P. Boyle	32,225,526	149,345	0	1,034,652

Sarah A. Bany	32,332,960	41,911	0	1,034,652

Murrey R. Albers	32,329,126	45,745	0	1,034,652

Stephen E. Babson	32,284,263	90,608	0	1,034,652

Andy D. Bryant	32,358,290	16,581	0	1,034,652

Edward S. George	32,327,387	47,484	0	1,034,652

Walter T. Klenz	32,329,429	45,442	0	1,034,652

Ronald E. Nelson	32,358,285	16,586	0	1,034,652

John W. Stanton	26,674,515	5,700,356	0	1,034,652

2.	Ratification of Auditors. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011 was approved with the following votes:

For	Against	Abstentions
33,018,627	160,796	230,100

3.	Say on Pay. The proposal to approve, by non-binding vote, the Company’s executive compensation program, passed as management recommended with the following votes:

For	Against	Abstentions	Broker Non-Votes
30,642,504	223,663	1,508,704	1,034,652

4.	Frequency of Say on Pay Vote. The proposal to approve, by non-binding vote, the frequency of the advisory vote on the Company’s executive compensation program was approved, as management recommended, with the following votes:

One Year	Two Years	Three Years	Abstain
30,096,896	18,967	750,486	1,508,522

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation annually. In line with this recommendation by shareholders, the Company’s Board of Directors has determined that it will include an annual advisory shareholder vote on executive compensation in its proxy materials until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of shareholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company

Date: June 1, 2011	By:	/s/ PETER J. BRAGDON
	Name:	Peter J. Bragdon
	Title:	Senior Vice President of Legal and Corporate Affairs, General Counsel and Secretary